UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35203

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 1, 2007, Alabama National BanCorporation (the “Company”) sold its insurance services division, which was one of its reportable business segments, to an unrelated third party. The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”) for discontinued operations. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), revenues and expenses associated with the insurance services division have been classified as discontinued operations in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 that were filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2007, August 8, 2007 and November 9, 2007, respectively.

Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2006 Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale of the insurance services division. This reclassification has no effect on the Company’s reported net income for any reporting period.

The net gain/(loss) from discontinued operations that has been recast from continuing operations was as follows (dollars in thousands):

Fiscal 2006	Fiscal 2005	Fiscal 2004	Fiscal 2003	Fiscal 2002
$282	$122	$42	$109	$(21)

The historical financial information in Exhibits 99.1, 99.2 and 99.3 has been revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations described above for the following periods:

•	fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002.

In connection with the reclassifications for discontinued operations discussed above, assets and liabilities associated with the Company’s insurance services division have been recorded as “assets to be disposed of” and “liabilities to be disposed of” in the accompanying consolidated statements of financial condition as of December 31, 2006 and 2005. The Company has not modified or updated any other disclosures included in the 2006 Form 10-K.

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Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers L.L.P.

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations for the fiscal years ended December 31, 2006, 2005 and 2004, and Selected Quarterly Financial Data recast for discontinued operations for each quarter during the fiscal years ended December 31, 2006 and 2005 (which replace and supersede Item 8 of the 2006 Form 10-K filed with the SEC on March 1, 2007).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Item 7 of the 2006 Form 10-K filed with the SEC on March 1, 2007).

99.3	Selected Financial Data recast for discontinued operations for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002 (which replaces and supersedes Item 6 of the 2006 Form 10-K filed with the SEC on March 1, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National BanCorporation

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and Chief Financial Officer

By:	/s/ Shelly S. Williams
Shelly S. Williams
Senior Vice President and Controller (principal accounting officer)

Dated: November 27, 2007

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INDEX TO EXHIBITS

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers L.L.P.

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations for the fiscal years ended December 31, 2006, 2005 and 2004, and Selected Quarterly Financial Data recast for discontinued operations for each quarter during the fiscal years ended December 31, 2006 and 2005 (which replace and supersede Item 8 of the 2006 Form 10-K filed with the SEC on March 1, 2007).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Item 7 of the 2006 Form 10-K filed with the SEC on March 1, 2007).

99.3	Selected Financial Data recast for discontinued operations for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002 (which replaces and supersedes Item 6 of the 2006 Form 10-K filed with the SEC on March 1, 2007).